                                      [VIGNETTE]

   NUMBER                                                                 SHARES

UAG__________                  UNITED AUTO GROUP, INC.                    ______


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

VOTING COMMON STOCK                          SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP 909440 10 9

This CERTIFIES that  _______________ is the owner of _____________


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE VOTING COMMON STOCK
                        OF THE PAR VALUE $0.0001 PER SHARE OF

                               UNITED AUTO GROUP, INC.

    transferable on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
            IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the corporation.

    Dated:

       /s/ Philip N. Smith, Jr.               /s/ Carl Spielvogel
         SECRETARY                               CHAIRMAN OF THE BOARD
                                              AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

                                      [SEAL]

                               UNITED AUTO GROUP, INC.

    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, ANY SUCH REQUESTS MAY BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.




TEN COM - as tenants in common                                       UNIF GIFT MIN ACT --     ...........Custodian.........
TEN ENT - as tenants by the entireties                                                        (Cust)                (Minor)
JT TEN - as joint tenants with right of survivorship and not                                  Under Uniform Gifts to Minors
as tenants in common                                                                          Act..........................
                                                                                                            (State)





       Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ____________________, hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------


______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________

                                          X _________________________________

                                          X _________________________________
                                  NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OF ENLARGEMENT
                                            OR ANY CHANGE WHATEVER.

SIGNATURE(s) GUARANTEED


By  _______________________________
   THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
   INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.